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                                                                    EXHIBIT 10.2

                         HYPERTENSION DIAGNOSTICS, INC.
                           2915 Waters Road, Suite 108
                              Eagan, MN 55121-1562


THE ANTHONY D. AND LESLIE T. ALTAVILLA REVOCABLE TRUST (THE "TRUST") Anthony D. and Leslie T. Altavilla, Trustees
102 Neider Lane
Mill Valley, CA  94941

JENS DALSGAARD ("DALSGAARD")
171 Del Oro Lagoon
Novato, CA  94949

JEFF LAMBERSON ("LAMBERSON")
330 San Carlos Way
Novato, CA  94949

Dated as of March 15, 2002

         Re:   Consent under Letter Agreement dated as of October 19, 2001

Ladies and Gentlemen:

         This letter is being delivered pursuant to that certain letter agreement dated as of October 19, 2001 by and between Hypertension Diagnostics, Inc. (the "Company") and the Trust, Dalsgaard and Lamberson (the "Letter Agreement"). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Letter Agreement.

         This letter constitutes Company's written consent to the offer, sale, contract to sell, grant of option to purchase, or disposition of, or arrangement for the contingent disposition of an aggregate of 60,000 Lock-Up Shares by the Trust, Dalsgaard and Lamberson, but only in the following amounts with respect to each of the Trust, Dalsgaard and Lamberson and only from and after the date specified below (the "Release Date"):

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
                                                                       RELEASE DATE
                                -------------------------------------------------------------------------------------------
                                   MARCH 15, 2002         APRIL 15, 2002          MAY 15, 2002                JUNE 15, 2002
                                -----------------         --------------          ------------           ------------------
The Trust                                 10,500                  3,500                  3,500                        3,500

Dalsgaard                                 10,500                  3,500                  3,500                        3,500

Lamberson                                  9,000                  3,000                  3,000                        3,000
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         The remainder of the Lock-Up Shares shall continue to be subject to the terms and conditions of the Letter Agreement.



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         This Agreement is made as of the date written above.


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
                                        HYPERTENSION DIAGNOSTICS, INC.


                                        By:  /s/  James S. Murphy
                                           ------------------------------------------------
                                        Its: Its Senior Vice President, Finance and
                                              Administration and Chief Financial Officer
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Acknowledged and agreed to this 15th day of March, 2002.


/S/  ANTHONY D. ALTAVILLA
--------------------------------------------
ANTHONY D. ALTAVILLA, TRUSTEE
THE ANTHONY D. AND LESLIE T. ALTAVILLA REVOCABLE TRUST

/S/  JENS DALSGAARD
--------------------------------------------
JENS DALSGAARD

/S/  JEFF LAMBERSON
--------------------------------------------
JEFF LAMBERSON